UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                September 7, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    01-13612              02-0398678
  ----------------------------        -----------          ----------------
  (State or other jurisdiction        (Commission          (I.R.S. Employer
        of incorporation)             File Number)        Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

      On September 7, 2006, Congoleum Corporation ("Congoleum") entered into an agreement in principle, subject to mutually agreeable definitive documentation, with the official committee representing its bondholders and asbestos claimants' representatives on certain amendments to Congoleum's pending plan of reorganization. As a result, the official bondholders committee has agreed to support Congoleum's reorganization plan and will be withdrawing the plan of reorganization it had previously filed jointly with Continental Casualty Company and Continental Insurance Company.

The press release issued with respect thereto is filed as Exhibit 99.1 and incorporated herein by reference. The term sheet executed in connection therewith is filed as Exhibit 99.2 and incorporated herein by reference.

When entering the scheduling order on September 11, 2006, the Judge set October 26, 2006 as the date for the disclosure statement hearing.

ITEM 9.01 EXHIBITS

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  EXHIBIT NO.                         DESCRIPTION
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      99.1      Press release dated September 7, 2006.
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      99.2      Bondholder Term Sheet.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 11, 2006                  Congoleum Corporation

                                    By:   /s/ Howard N. Feist III
                                          --------------------------
                                          Name: Howard N. Feist III
                                          Title: Chief Financial Officer

                                 Exhibit Index

  Exhibit
   Number   Description
   ------   -----------

    99.1    Press release dated September 7, 2006.
    99.2    Bondholder Term Sheet.